                                                                  Exhibit No. 99

BAFC 2005-B
Class 3-A1
Available Funds Cap Schedules
10.77% APR on all Indices

              25% CPR   20% CPR   18% CPR   16% CPR   14% CPR   12% CPR
              -------   -------   -------   -------   -------   -------
20-Apr-2005     3.000     3.00      3.00      3.00      3.00      3.00
20-May-2005    11.000    11.00     11.00     11.00     11.00     11.00
20-Jun-2005    11.000    11.00     11.00     11.00     10.99     10.96
20-Jul-2005    11.000    11.00     11.00     10.99     10.96     10.93
20-Aug-2005    11.000    11.00     11.00     10.96     10.92     10.87
20-Sep-2005    11.000    11.00     11.00     10.94     10.88     10.83
20-Oct-2005    11.000    11.00     10.99     10.92     10.86     10.80
20-Nov-2005    11.000    11.00     10.97     10.89     10.81     10.74
20-Dec-2005    11.000    11.00     10.97     10.88     10.79     10.71
20-Jan-2006    11.000    11.00     10.95     10.85     10.75     10.65
20-Feb-2006    11.000    11.00     10.94     10.82     10.71     10.61
20-Mar-2006    11.000    11.00     10.93     10.82     10.71     10.61
20-Apr-2006    11.000    11.00     10.89     10.75     10.62     10.50
20-May-2006    11.000    11.00     10.89     10.75     10.61     10.48
20-Jun-2006    11.000    11.00     10.87     10.71     10.56     10.41
20-Jul-2006    11.000    11.00     10.87     10.70     10.55     10.40
20-Aug-2006    11.000    11.00     10.85     10.66     10.49     10.33
20-Sep-2006    11.000    11.00     10.83     10.64     10.46     10.29
20-Oct-2006    11.000    11.00     10.83     10.64     10.45     10.28
20-Nov-2006    11.000    11.00     10.81     10.59     10.39     10.20
20-Dec-2006    11.000    11.00     10.81     10.59     10.39     10.20
20-Jan-2007    11.000    11.00     10.79     10.55     10.33     10.12
20-Feb-2007    11.000    11.00     10.77     10.53     10.29     10.08
20-Mar-2007    11.000    11.00     10.81     10.58     10.37     10.17
20-Apr-2007    11.000    11.00     10.75     10.48     10.23     10.00
20-May-2007    11.000    11.00     10.75     10.48     10.23     10.00
20-Jun-2007    11.000    11.00     10.73     10.43     10.17      9.92
20-Jul-2007    11.000    11.00     10.73     10.44     10.17      9.93
20-Aug-2007    11.000    11.00     10.70     10.39     10.10      9.84

20-Sep-2007    11.000    11.00     10.69     10.36     10.07      9.80
20-Oct-2007    11.000    11.00     10.70     10.37     10.08      9.81
20-Nov-2007    11.000    11.00     10.66     10.32     10.00      9.72
20-Dec-2007    11.000    11.00     10.67     10.32     10.02      9.74
20-Jan-2008    11.000    11.00     10.60     10.24      9.93      9.64
20-Feb-2008    11.000    10.69     10.37     10.09      9.84      9.62
20-Mar-2008    11.000    10.63     10.49     10.36     10.25     10.15
20-Apr-2008               9.80      9.78      9.76      9.75      9.73
20-May-2008              10.13     10.11     10.09     10.07     10.05
20-Jun-2008               9.83      9.80      9.78      9.76      9.74
20-Jul-2008              10.17     10.15     10.13     10.11     10.09
20-Aug-2008              10.04     10.02      9.99      9.97      9.95
20-Sep-2008              10.36     10.33     10.31     10.28     10.26
20-Oct-2008              10.95     10.92     10.89     10.87     10.85
20-Nov-2008              10.61     10.58     10.56     10.53     10.51
20-Dec-2008              10.96     10.93     10.90     10.88     10.85
20-Jan-2009              10.63     10.60     10.57     10.54     10.51
20-Feb-2009              10.63     10.60     10.57     10.54     10.52
20-Mar-2009              11.79     11.77     11.76     11.73     11.70
20-Apr-2009              10.65     10.61     10.59     10.56     10.53
20-May-2009              10.99     10.96     10.93     10.90     10.87
20-Jun-2009              10.66     10.63     10.60     10.57     10.53
20-Jul-2009              11.01     10.97     10.94     10.91     10.88
20-Aug-2009              10.68     10.64     10.61     10.58     10.55
20-Sep-2009              10.69     10.65     10.62     10.59     10.55
20-Oct-2009              11.04     11.00     10.97     10.94     10.90
20-Nov-2009              10.72     10.68     10.64     10.61     10.57
20-Dec-2009              11.08     11.04     11.00     10.97     10.93
20-Jan-2010              10.84     10.80     10.76     10.72     10.69
20-Feb-2010              11.12     11.08     11.04     11.00     10.96
20-Mar-2010              12.80     12.80     12.82     12.81     12.78
20-Apr-2010                        11.49     11.48     11.48     11.46
20-May-2010                        11.95     11.97     11.97     11.95
20-Jun-2010                        11.49     11.49     11.48     11.46
20-Jul-2010                        11.96     11.97     11.97     11.96
20-Aug-2010                        11.50     11.50     11.48     11.47
20-Sep-2010                        11.50     11.50     11.49     11.47

20-Oct-2010                                  11.98     11.98     11.97
20-Nov-2010                                  11.50     11.49     11.48
20-Dec-2010                                  11.99     11.98     11.97
20-Jan-2011                                  11.51     11.49     11.48
20-Feb-2011                                  11.51     11.50     11.48
20-Mar-2011                                  13.06     13.08     13.08
20-Apr-2011                                  11.52     11.50     11.48
20-May-2011                                  12.00     11.99     11.98
20-Jun-2011                                  11.52     11.51     11.49
20-Jul-2011                                            12.00     11.99
20-Aug-2011                                            11.51     11.49
20-Sep-2011                                            11.51     11.49
20-Oct-2011                                            12.01     11.99
20-Nov-2011                                            11.52     11.50
20-Dec-2011                                            12.01     12.00
20-Jan-2012                                            11.53     11.50
20-Feb-2012                                                      11.52

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives hereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BAFC 05-B                                      [LOGO] Banc of America Securities
SDA - First Dollar Loss

Assumptions:
Servicer Advance 100%
Recovery Lag: 12 mths

------------------------
Grp 3 AAA     25 % CPR
------------------------
            40% Severity
------------------------
               Forward
------------------------
   CDR          12.4%
------------------------
 Cum Loss      12.58%
------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

BAFC 05-B                                      [LOGO] Banc of America Securities
Effective Cpn

Assumptions:
Indices @ 20%
25% CPR

Period
 Total       Date        3A1       3A2       3A3
------   -----------   -------   -------   -------
   0     30-Mar-2005    0.0000    0.0000    0.0000
   1     20-Apr-2005    2.9900    3.0000    3.0600
   2     20-May-2005   11.0000   11.0000   11.0000
   3     20-Jun-2005   11.0000   11.0000   11.0000
   4     20-Jul-2005   11.0000   11.0000   11.0000
   5     20-Aug-2005   11.0000   11.0000   11.0000
   6     20-Sep-2005   11.0000   11.0000   11.0000
   7     20-Oct-2005   11.0000   11.0000   11.0000
   8     20-Nov-2005   11.0000   11.0000   11.0000
   9     20-Dec-2005   11.0000   11.0000   11.0000
  10     20-Jan-2006   11.0000   11.0000   11.0000
  11     20-Feb-2006   11.0000   11.0000   11.0000
  12     20-Mar-2006   11.0000   11.0000   11.0000
  13     20-Apr-2006   11.0000   11.0000   11.0000
  14     20-May-2006   11.0000   11.0000   11.0000
  15     20-Jun-2006   11.0000   11.0000   11.0000
  16     20-Jul-2006   11.0000   11.0000   11.0000
  17     20-Aug-2006   11.0000   11.0000   11.0000
  18     20-Sep-2006   11.0000   11.0000   11.0000
  19     20-Oct-2006   11.0000   11.0000   11.0000
  20     20-Nov-2006   11.0000   11.0000   11.0000
  21     20-Dec-2006   11.0000   11.0000   11.0000
  22     20-Jan-2007   11.0000   11.0000   11.0000
  23     20-Feb-2007   11.0000   11.0000   11.0000
  24     20-Mar-2007   11.0000   11.0000   11.0000
  25     20-Apr-2007   11.0000   11.0000   11.0000
  26     20-May-2007   11.0000   11.0000   11.0000
  27     20-Jun-2007   11.0000   11.0000   11.0000
  28     20-Jul-2007   11.0000   11.0000   11.0000
  29     20-Aug-2007   11.0000   11.0000   11.0000
  30     20-Sep-2007   11.0000   11.0000   11.0000
  31     20-Oct-2007   11.0000   11.0000   11.0000

  32     20-Nov-2007   11.0000   11.0000   11.0000
  33     20-Dec-2007   11.0000   11.0000   11.0000
  34     20-Jan-2008   11.0000   11.0000   11.0000
  35     20-Feb-2008   11.0000   11.0000   11.0000
  36     20-Mar-2008   11.0000   11.0000   11.0000
  37     20-Apr-2008    9.8960    9.6780    9.8266
  38     20-May-2008   10.2093   10.0100   10.1459
  39     20-Jun-2008    9.9006    9.7066    9.8389
  40     20-Jul-2008   10.2466   10.0690   10.1903
  41     20-Aug-2008   10.1205    9.9593   10.0696
  42     20-Sep-2008   10.4364   10.1950   10.3592
  43     20-Oct-2008   11.0270   10.8123   10.9585
  44     20-Nov-2008   10.6978   10.4774   10.6275
  45     20-Dec-2008   11.0450   10.8328   10.9774
  46     20-Jan-2009   10.7167   10.4976   10.6468
  47     20-Feb-2009   10.7270   10.5152   10.6596
  48     20-Mar-2009   11.8387   11.8625   11.8472
  49     20-Apr-2009   10.7502   10.5827   10.6973
  50     20-May-2009   11.0984   10.9414   11.0490
  51     20-Jun-2009   10.7724   10.6035   10.7191
  52     20-Jul-2009   11.1220   10.9632   11.0720
  53     20-Aug-2009   10.8007   10.6378   10.7494
  54     20-Sep-2009   10.8152   10.6484   10.7626
  55     20-Oct-2009   11.1697   11.0102   11.1195
  56     20-Nov-2009   10.8540   10.6726   10.7967
  57     20-Dec-2009   11.2160   11.0550   11.1653
  58     20-Jan-2010   10.9854   10.7689   10.9165
  59     20-Feb-2010   11.2720   10.9428   11.1660
  60     20-Mar-2010   12.7578   13.3701   12.9532
  61     20-Apr-2010   11.4879   11.8065   11.5891
  62     20-May-2010   11.8773   12.4501   12.0591
  63     20-Jun-2010   11.4999   11.8262   11.6035
  64     20-Jul-2010   11.8898   12.4707   12.0742
  65     20-Aug-2010   11.5127   11.8474   11.6189
  66     20-Sep-2010   11.5192   11.8581   11.6268
  67     20-Oct-2010   11.9094   12.5028   12.0978
  68     20-Nov-2010   11.5327   11.8803   11.6430
  69     20-Dec-2010   11.9232   12.5255   12.1144
  70     20-Jan-2011   11.5468   11.9035   11.6601
  71     20-Feb-2011   11.5541   11.9156   11.6689
  72     20-Mar-2011   12.7944   13.9649   13.1660
  73     20-Apr-2011   11.5693   11.9406   11.6872

  74     20-May-2011   11.9607   12.5873   12.1597
  75     20-Jun-2011   11.5853   11.9669   11.7064
  76     20-Jul-2011   11.9771   12.6141   12.1794
  77     20-Aug-2011   11.3746   11.6188   11.4521
  78     20-Sep-2011   11.0000   11.0000   11.0000
  79     20-Oct-2011   11.0000   11.0000   11.0000
  80     20-Nov-2011   11.0000   11.0000   11.0000
  81     20-Dec-2011   11.0000   11.0000   11.0000
  82     20-Jan-2012   11.0000   11.0000   11.0000
  83     20-Feb-2012   11.0000   11.0000   11.0000
  84     20-Mar-2012   11.0000   11.0000   11.0000
  85     20-Apr-2012   11.0000   11.0000   11.0000
  86     20-May-2012   11.0000   11.0000   11.0000
  87     20-Jun-2012   11.0000   11.0000   11.0000
  88     20-Jul-2012   11.0000   11.0000   11.0000
  89     20-Aug-2012   11.0000   11.0000   11.0000
  90     20-Sep-2012   11.0000   11.0000   11.0000
  91     20-Oct-2012   11.0000   11.0000   11.0000
  92     20-Nov-2012   11.0000   11.0000   11.0000
  93     20-Dec-2012   11.0000   11.0000   11.0000
  94     20-Jan-2013   11.0000   11.0000   11.0000
  95     20-Feb-2013   11.0000   11.0000   11.0000
  96     20-Mar-2013   11.0000   11.0000   11.0000

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

BAFC 05-B                                      [LOGO] Banc of America Securities
Excess Spread
Triggers On

--------------------------------------------------------------------------
           Static Forward Forward Forward Forward Forward Period XS Spread XS Spread 1m LIBOR 6m LIBOR 1Yr LIBOR 1Yr CMT
--------------------------------------------------------------------------
   1        381         381       2.760%     3.200%      3.560%     3.200%
   2        290         272       2.934%     3.408%      3.729%     3.306%
   3        279         234       3.203%     3.569%      3.845%     3.389%
   4        290         251       3.145%     3.659%      3.918%     3.446%
   5        279         214       3.391%     3.794%      4.009%     3.505%
   6        279         136       4.161%     3.867%      4.077%     3.557%
   7        289         218       3.473%     3.888%      4.114%     3.612%
   8        279         164       3.882%     3.982%      4.182%     3.668%
   9        289         192       3.739%     4.049%      4.224%     3.732%
  10        279         158       3.943%     4.101%      4.278%     3.803%
  11        279         170       3.818%     4.145%      4.315%     3.879%
  12        310         169       4.286%     4.206%      4.360%     3.956%
  13        279         150       4.029%     4.257%      4.399%     4.032%
  14        289         139       4.279%     4.297%      4.430%     4.095%
  15        279         148       4.044%     4.312%      4.449%     4.137%
  16        289         147       4.204%     4.365%      4.486%     4.186%
  17        279         134       4.179%     4.394%      4.521%     4.224%
  18        279          94       4.585%     4.420%      4.531%     4.229%
  19        289         141       4.262%     4.446%      4.553%     4.236%
  20        278         115       4.372%     4.468%      4.571%     4.231%
  21        288         132       4.354%     4.489%      4.587%     4.219%
  22        278         114       4.374%     4.508%      4.603%     4.201%
  23        278         119       4.331%     4.548%      4.617%     4.179%
  24        308         127       4.740%     4.541%      4.630%     4.155%
  25        278         113       4.391%     4.558%      4.644%     4.135%
  26        288         118       4.494%     4.571%      4.655%     4.117%
  27        277         105       4.466%     4.583%      4.666%     4.106%
  28        287         106       4.611%     4.594%      4.676%     4.099%
  29        277         122       4.291%     4.582%      4.674%     4.088%
  30        277          68       4.837%     4.614%      4.694%     4.103%
  31        287         120       4.468%     4.624%      4.705%     4.113%
  32        277          96       4.567%     4.633%      4.714%     4.128%
  33        287         116       4.531%     4.642%      4.723%     4.147%
  34        277         103       4.538%     4.650%      4.732%     4.169%
  35        275         136       4.479%     4.659%      4.742%     4.194%
  36        289         161       4.898%     4.667%      4.752%     4.221%

  37        261         196       4.519%     4.677%      4.764%     4.251%
  38        273         205       4.618%     4.686%      4.776%     4.279%
  39        263         193       4.582%     4.695%      4.788%     4.308%
  40        274         208       4.589%     4.705%      4.800%     4.337%
  41        264         200       4.529%     4.716%      4.813%     4.366%
  42        264         158       4.956%     4.727%      4.827%     4.395%
  43        274         215       4.572%     4.740%      4.841%     4.426%
  44        264         189       4.674%     4.754%      4.855%     4.456%
  45        274         209       4.640%     4.768%      4.868%     4.486%
  46        265         192       4.651%     4.783%      4.882%     4.516%
  47        265         200       4.595%     4.798%      4.895%     4.544%
  48        295         210       5.034%     4.812%      4.907%     4.571%
  49        265         199       4.649%     4.827%      4.919%     4.595%
  50        275         205       4.758%     4.841%      4.929%     4.616%
  51        265         192       4.727%     4.853%      4.939%     4.633%
  52        276         208       4.739%     4.864%      4.947%     4.646%
  53        266         199       4.681%     4.875%      4.955%     4.655%
  54        266         157       5.123%     4.884%      4.962%     4.660%
  55        276         215       4.727%     4.892%      4.970%     4.662%
  56        266         189       4.832%     4.899%      4.977%     4.659%
  57        277         210       4.794%     4.905%      4.983%     4.652%
  58        266         195       4.799%     4.911%      4.990%     4.643%
  59        264         209       4.734%     4.916%      4.998%     4.631%
  60        291         229       5.174%     4.920%      5.006%     4.618%
--------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.